UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2021

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, Suite 400 Dallas, TX	75254
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	COMS	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 1, 2021 (the “Closing Date”), ComSovereign Holding Corp. (“we,” “us,” or “our company”)  completed our previously-announced acquisition (the “Acquisition”) of RVision, Inc. a Nevada corporation (“RVision”), pursuant to a Share Exchange Agreement dated as of March 26, 2021 (the “Exchange Agreement”) among our company, RVision, Industrial Security Alliance Partners, Inc. and Halls of Valhalla, LLC.

As previously disclosed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2021, we agreed to acquire 100% of the outstanding capital stock of RVision pursuant to the terms of the Exchange Agreement. In accordance with the terms of the Exchange Agreement, on the Closing Date, we acquired all of the issued and outstanding shares of capital stock of RVision in exchange for 2,000,000 shares of our common stock, par value $0.0001 per share. The shares of our common stock issued at closing will be the maximum number of shares available for satisfying any post-closing indemnification claims of the former RVision stockholders under the Exchange Agreement. We have agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of 1,000,000 of such shares of common stock within 30 days of the Closing Date and to include the remaining shares in any registration statement we file under the Securities Act for a primary offering within one year of the Closing Date, subject to certain exceptions.

RVision is a developer of technologically-advanced video and communications products and physical security solutions designed for government and private sector commercial industries. It has been serving governments and the military for nearly two decades with sophisticated, environmentally-rugged optical and infrared cameras, hardened processors, custom tactical video hardware, software solutions, and related communications technologies. It also has developed nano-defractive optics with integrated, artificial intelligence-driven electro-optical sensors and communication network connectivity products for smart city/smart campus applications.

In connection with the closing of the Acquisition, on the Closing Date, we entered into an employment agreement (the “Employment Agreement”) with Brain M. Kelly, RVision’s chief executive officer, to serve as our Executive Vice President for Business Development. Pursuant to such employment agreement, we will pay Mr. Kelly a base salary in the amount of $225,000. In addition, Mr. Kelly is also eligible to receive an employee incentive stock option grant each year during the term, as determined by the Compensation Committee of our board of directors, with a strike price equal to that of the other corporate officers and directors under that current year’s approved option grants. Mr. Kelly will be entitled to severance in the event he resigns from his employment for Good Reason (as defined in the employment agreement). The severance amount for Mr. Kelly would be equal to three months’ base salary.

Mr. Kelly's employee agreement also contains our customary confidentiality restrictions and work-product provisions, as well as customary non-competition covenants and non-solicitation covenants with respect to our employees.

The information provided under this Item 2.01 with respect to the Exchange Agreement is a summary of certain portions of the Exchange Agreement and does not purport to be a complete description and is subject to, and qualified in its entirety by, the text of the Exchange Agreement, a copy of which was attached as (a) Exhibit 10.50 to our Annual Report on Form 10-K filed on March 30, 2021 and (b) is incorporated by reference herein as Exhibit 10.1 hereto.

The information provided under this Item 2.01 with respect to the Employment Agreement is a summary of certain portions of the Employment Agreement and does not purport to be a complete description and is subject to, and qualified in its entirety by, the text of the Employment Agreement, a copy of which was attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the transactions contemplated by the Exchange Agreement, on the Closing Date, we issued an aggregate of 2,000,000 shares of our common stock to the former shareholders of RVision. The information required to be reported under this Item with respect to such sale is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

The shares of common stock issued pursuant to the Exchange Agreement were issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the recipients of our shares of common stock has represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1*

Share Exchange Agreement, dated as of March 26, 2021, among the COMSovereign Holding Corp., RVision, Industrial Security Alliance Partners, Inc. and Halls of Valhalla, LLC (filed as Exhibit 10.50 to the Annual Report on Form 10-K filed on March 30, 2021 and incorporated herein by reference).

10.2	Employment Agreement dated as of April 1, 2021 between Brian M. Kelly and ComSovereign Holding Corp.

*	Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2021	COMSovereign Holding Corp.

	By:	/s/Daniel L. Hodges
Daniel L. Hodges
Chief Executive Officer

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